Timothy Plan Large/Mid Cap Value Fund Class A & C

Supplement dated June 9, 2023

To the Summary Prospectus, Statutory Prospectus, and

Statement of Additional Information (the “SAI”) for

each dated January 31, 2023, as amended February 17, 2023

Effective March 17, 2023, Mr. William D. Sheehan, CFA, one of the Portfolio Managers for the above Timothy Plan Large/Mid Cap Value Fund Class A&C has left Westwood Management Corporation. Accordingly, all references to Mr. William D. Sheehan in the Fund’s Summary Prospectus, Statutory Prospectus and SAI are deleted effective as of said date. The remaining portfolio managers of the Fund will continue in their current roles.

Please retain this supplement with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information.